Exhibit 3.12

State of California Secretary of State Kevin Shelley	This Space For Filing Use Only
CERTIFICATE OF LIMITED PARTNERSHIP A $70.00 filing fee must accompany this form. IMPORTANT – Read instructions before completing this form

1.	Name of the limited partnership (end the name with the words “Limited Partnership” or the abbreviation “L.P.”)

Matrix Investments, L.P.

2.	Street address of principal executive office			City and state		Zip code
	920 Garden Street, Suite B			Santa Barbara CA		93101

3.	Street address of California office where records are kept			City	State	Zip code
	920 Garden Street, Suite B			Santa Barbara CA	CA	93101

4.	Complete if limited partnership was formed prior to July 1, 1984 and is in existence on the date this certificate is executed.

The original limited partnership certificate was recorded on ____________________________________________ with the recorder of _______________________ county.          File or recordation number _______________________________

5.	Name the agent for service of process and check the appropriate provision below:

JJM Transportation Corp.______________________________________________ , which is
☐ an individual residing in California. Proceed to item 6.
☑ a corporation which has filed a certificate pursuant to section 1505. Proceed to item 7.

6.	If an individual, complete the California address of the agent for service of process:
Address:
	City:			State: CA		Zip code:

7.	Name and address of all general partners: (Attach additional pages, if necessary)

	A.	Name:	JJM Transportation Corp.
		Address:	920 Garden Street, Suite B
		City:	Santa Barbara	State: CA		Zip code: 93101

	B.	Name:
Address:
		City:		State:		Zip code:

8.	Indicate the number of general partners’ signatures required for filing certificates of amendment, restatement, merger, dissolution, continuation and cancellation. 1

9.

Other matters to be included in this certificate may be set forth on separate attached pages and are made a part of this certificate. Other matters may include the purpose of business of the limited partnership (e.g., “Gambling Enterprise”).

10.	I declare that I am the person who executed this instrument, which execution is my act and deed.

/s/ Michael McCaskey	Secretary

Signature of Authorized Person	Position or Title of Authorized Person

JJM Transportation Corp. Gen Partner	November 5, 2003

Type or print Name of Authorized Person	Date
Michael McCaskey, Secretary of JJM Transportation Corp.

Signature of Authorized Person	Position or Title of Authorized Person

Type or Print Name of Authorized Person	Date

LP-1 (REV. 07/2003)	Approved by Secretary of State

State of California Secretary of State	This Space For Filing Use Only
AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP A $30.00 filing fee must accompany this form. IMPORTANT – Read instructions before completing this form

1.	SECRETARY OF STATE FILE NUMBER		2.	NAME OF LIMITED PARTNERSHIP
	200418000020		Matrix Investments, L.P.

3.	COMPLETE ONLY THE BOXES WHERE INFORMATION IS BEING CHANGED. ADDITIONAL PAGES MAY BE ATTACHED, IF NECESSARY:

	A.	LIMITED PARTNERSHIP NAME (END THE NAME WITH THE WORDS “LIMITED PARTNERSHIP” OR THE ABBREVIATION “L.P.”)

	B.	THE STREET ADDRESS OF PRINCIPAL EXECUTIVE OFFICE		CITY AND STATE		ZIP CODE
		104 W. Anapamu Street, Suite C		Santa Barbara, CA		93101

	C.	THE STREET ADDRESS IN CALIFORNIA WHERE RECORDS ARE KEPT		CITY	STATE	ZIP CODE
		104 W. Anapamu Street, Suite C		Santa Barbara	CA	93101

	D.	THE ADDRESS OF THE GENERAL PARTNER(S)
		NAME	ADDRESS	CITY AND STATE		ZIP CODE
		Matrix Partnership Management Corporation	104 W. Anapamu Street, Suite C	Santa Barbara, CA		93101

	E.	NAME CHANGE OF GENERAL PARTNER(S)
		FROM		TO:
		J J M. Transportation Corp.		Matrix Partnership Management Corporation

	F.	GENERAL PARTNER(S) CESSATION

	G.	NAME OF GENERAL PARTNER(S) ADDED	ADDRESS	CITY AND STATE		ZIP CODE

	H.	THE PERSON(S) AUTHORIZED TO WIND UP THE AFFAIRS OF THE LIMITED PARTNERSHIP

		NAME	ADDRESS	CITY AND STATE		ZIP CODE

	I.	THE NAME OF THE AGENT FOR SERVICE OF PROCESS

Michael McCaskey

	J.	ADDRESS OF AGENT FOR SERVICE OF PROCESS IN CALIFORNIA, IF AN INDIVIDUAL		CITY	STATE	ZIP CODE
		1746 Prospect Avenue		Santa Barbara	CA	93103

	K.	NUMBER OF GENERAL PARTNERS’ SIGNATURES REQUIRED FOR FILING CERTIFICATES OF AMENDMENT RESTATEMENT, MERGER, DISSOLUTION, CONTINUATION AND CANCELLATION:

	L.	OTHER MATTERS (ATTACH ADDITIONAL PAGES, IF NECESSARY)

4.	I DECLARE THAT I AM THE PERSON WHO EXECUTED THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.

/s/ Michael McCaskey	Secretary, Matrix Partnership Management Corporation

SIGNATURE OF AUTHORIZED PERSON	POSITION OR TITLE OF AUTHORIZED PERSON General Partner

Michael McCaskey	8-29-07

TYPE OR PRINT NAME OF AUTHORIZED PERSON	DATE

SIGNATURE OF AUTHORIZED PERSON	POSITION OR TITLE OF AUTHORIZED PERSON

TYPE OR PRINT NAME OF AUTHORIZED PERSON	DATE

LP-2 (REV. 03/2005)	Approved by Secretary of State

LP-2			Amendment to Certificate of Limited Partnership (LP)

To change information of record for your LP, fill out this form, and submit for filing along with:

--			A $30 filing fee,
--			A separate, non-refundable $15 service fee, if you drop off the completed form.

Items 3-7: Only fill out the information that is changing. Attach extra pages if you need more space or need to include any other matters.					This Space For Office Use Only

For questions about this form, go to www.sos.ca.gov/business/be/filing-tips.htm

	LP’s File No. (issued by CA Secretary of State): 200418000020		‚	LP’s Exact Name (on file with CA Secretary of State): Matrix Investments, L.P.

ƒ	New LP Name:

The new LP name: must end with “Limited Partnership,” “LP,” or “L.P.,” and may not contain “bank,” “insurance,” “trust,” “trustee,” “incorporated,” “inc.,” “corporation,” or “corp.”

„	New LP Office Address in California:					CA

	street address		city (no abbreviations)			state	zip

…	New Agent/Address for Service of Process:(The agent must be a CA resident or qualified 1505 corporation in CA.)

	a.	Agent’s name: ____________________________________________________________________________________
CA
	b.	Agent’s address: __________________________________________________________________________________
			street address (if agent is not a corporation)		city (no abbreviations)	state	zip

†	General Partner Changes:
	a.	New general partner: __________________________________________________________________________________________
			name	address	city (no abbreviations)	state	zip
	b.	Address change: __________________________________________________________________________________________
			name	address	city (no abbreviations)	state	zip
	c.	Name change:	Old name:	Matrix Partnership Management Corporation

	New name:	Matrix Oil Management Corporation

	d.	Name of disassociated general partner: _________________________________________________________________

‡

Dissolved LP: (Either check box a or check box b and complete the information. Note: To terminate the LP, also file a Certificate of Cancellation (Form LP-4/7), available at www.sos.ca.gov/business/be/forms.htm)

	a.	☐	The LP is dissolved and wrapping up its affairs.
	b.	☐

The LP is dissolved and has no general partners. The following person has been appointed to wrap up the affairs of the LP: ______________________________________________________________________________________

			name	address	city (no abbreviations)	state	zip

ˆ

Read and sign below: This form must be signed by (1) at least one general partner; (2) by each person listed in item 6a; and (3) by each person listed in item 6d if that person has not filed a Certificate of Dissociation (Form LP-101). If item 7b is checked, the person listed must sign. If a trust, association, attorney-in-fact, or any other person not listed above is signing, go to www.sos.ca.gov/business/be/filing-tips.htm for more information. If you need more space, attach extra pages that are 1-sided and on standard letter-sized paper (8 ½” x 11”). All attachments are part of this amendment.

I declare that I am the person who signed this form and that signing this form is my act.

„/s/ Jeffrey Kerns	Jeffrey Kerns, Secretary, Matrix Oil Management Corporation 08/28/12

Sign here	Print your name here	Date

„

Sign here	Print your name here	Date

Make check/money order payable to: Secretary of State	By Mail	Drop-Off
We can give you up to 2 free certified copies of your filed form if you submit up to 2 completed copies of this form (with all attachments).	Secretary of State Business Entities, P.O. Box 944225 Sacramento, CA 94244-2250	Secretary of State 1500 11th St., 3rd Floor Sacramento, CA 95814

Corporations Code § 15902.02	2010 California Secretary of State
LP-2 (REV 09/2010)	www.sos.ca.gov/business/